UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2012

THERMOGENESIS CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-82900 (Commission File Number)	94-3018487 (I.R.S. Employer Identification No.)

2711 Citrus Road
Rancho Cordova, California  95742
(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment is being filed solely to amend the original Form 8-K filed on January 13, 2012 (the “Original Filing”) with regard to the Exclusive Distributor Agreement and License (“Agreement”) with Arthrex, Inc. (“Arthrex”) filed as Exhibit 10.1. Exhibit 10.1 of the Original Filing is being re-filed and replaced with the attached Exhibit 10.1. The purpose of this amendment is to include more narrowly redacted Exhibits to the Agreement than were included in Exhibit 10.1 as filed in the Original Filing.

Except for the amended and restated information included in Exhibit 10.1, this Current Report on Form 8-K/A continues to describe conditions as of the date of the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events. This Current Report on Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

Item 1.01 Entry into a Material Definitive Agreement.

On January 10, 2012, ThermoGenesis Corp. (“Company”), entered into the Agreement with Arthrex.  Under the terms of the Agreement, Arthrex will obtain exclusive rights to sell, distribute, and service the Company’s Res-Q60® (Res-Q) System technology for use in the preparation of autologous Platelet Rich Plasma (PRP) and Bone Marrow Concentrate (BMC) (“Products”). Under the Agreement, the Company is granting Arthrex a limited license to use the Company’s intellectual property as part of enabling Arthrex to sell the Products. Arthrex will purchase Products from the Company to distribute and service at certain purchase prices, which may be changed after an initial period. The Agreement contains purchase minimums that must be met on a yearly basis. Arthrex also pays a certain royalty rate based upon volume of Products sold. The term of the Agreement is for 5 years, subject to an extension right of an additional 3 years.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

For more information, see the Agreement attached as Exhibit 10.1.

Cautionary Statement

A copy of the Agreement has been attached as an exhibit to this Report on Form 8-K/A to provide investors with information regarding its terms. Except for its status as a legal document governing the contractual rights among the Company and Arthrex in relation to the transactions described in this Item 1.01, the Agreement is not intended to be a source of factual business or operational information about the Company, Arthrex, or their respective businesses.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                                Exhibit Description

10.1*	Exclusive Distributor Agreement and License between ThermoGenesis Corp. and Arthrex, Inc. dated January 10, 2012

*Portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS CORP.,
a Delaware Corporation

Dated: March 28, 2012	/s/ Matthew T. Plavan
Matthew T. Plavan
Chief Executive and Chief Financial Officer